LKCM INTERNATIONAL FUND

                         301 COMMERCE STREET, SUITE 1600
                             FORT WORTH, TEXAS 76102
                        FOR INFORMATION CALL 800-688-LKCM
P R O S P E C T U S
DECEMBER 30, 1997

     LKCM Funds (the "Trust") is an open-end, management investment company having five separate diversified portfolios (the "Funds"), each of which is treated as a separate mutual fund. This Prospectus describes one of these Funds, the LKCM International Fund (the "Fund"). The Trust also offers the following additional Funds: LKCM Small Cap Equity Fund, LKCM Equity Fund, LKCM Balanced Fund and LKCM Fixed Income Fund, which are described in and offered through separate prospectuses.


     The Fund's investment objective is to provide investors with a total return in excess of the total return of the Morgan Stanley Capital International Europe, Australasia, Far East Index. The Fund will seek to achieve this objective by investing primarily in equity and equity-related securities in non-U.S. markets and, to a limited extent, by investing in U.S. markets through the use of American Depository Receipts and similar instruments issued by non-U.S. corporations.


     This Prospectus sets forth concisely information about the Fund that a prospective investor should know before investing. It should be retained for future reference. A Statement of Additional Information dated December 30, 1997 containing additional information about the Trust and the Fund has been filed with the Securities and Exchange Commission (the "SEC"). The Statement of Additional Information, as it may be supplemented from time to time, is incorporated by reference into this Prospectus. A copy of the Statement of Additional Information may be obtained, without charge, by writing or calling the Trust at the address or telephone number shown above.


  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
       EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED
              UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              -------------------

  THE INVESTMENT COMPANY SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY, ANY BANK OR BANK AFFILIATE AND
 ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (THE "FDIC'), THE
        FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT
       IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE
                               LOSS OF PRINCIPAL.

                              -------------------


       THERE CAN BE NO ASSURANCE THAT THE INVESTMENT OBJECTIVE OF THE FUND
                                WILL BE ACHIEVED.

                                  FUND EXPENSES

     The following table illustrates the various expenses and fees that a shareholder of the Fund may incur either directly or indirectly. These fees and expenses are based on estimated amounts for the fiscal year ending December 31, 1998.

SHAREHOLDER TRANSACTION EXPENSES
         Sales Load Imposed on Purchases................................................    None
         Deferred Sales Load............................................................    None
         Sales Load Imposed on Reinvested Dividends.....................................    None
         Redemption Fees................................................................    None+
         Exchange Fees..................................................................    None

--------------
         + The Fund's transfer agent imposes a $12.00 fee for each wire redemption. See "Redemption of Shares - By Telephone or Wire."

         ANNUAL FUND OPERATING EXPENSES
         (AS A PERCENTAGE OF AVERAGE NET ASSETS)
         Investment Advisory Fee (after waivers)........................................    0.00%
         12b-1 Fees.....................................................................    None
         Other Expenses (after expenses reimbursements).................................    1.20%
                                                                                            -----
                  Total Operating Expenses (after waivers and expense reimbursements)...    1.20%

     For the fiscal year ending December 31, 1998, Luther King Capital Management Corporation, the investment adviser to the Fund (the "Adviser"), voluntarily has agreed to waive its advisory fees and/or reimburse operating expenses to the extent necessary to cap "Total Operating Expenses" at 1.20% for the Fund. "Other Expenses" have been estimated for the 1998 fiscal year (because the Fund had not commenced operations as of the date of this Prospectus) and are presented net of any fee waivers and expense reimbursements. Absent these fee waivers and expense reimbursements, "Investment Advisory Fee" would be 1.00% and "Other Expenses" and "Total Operating Expenses" are estimated to be 2.20% and 3.20%, respectively. In addition to the fee waivers and expense reimbursements set forth above, the Adviser from time to time voluntarily may waive all or a portion of the Fund's advisory fee and/or reimburse expenses for the Fund. Any such waivers and/or reimbursements will have the effect of increasing investment returns for such periods. For additional information, see "Management - Investment Adviser."


EXAMPLE

     You would pay the following expenses on a $1,000 investment over various time periods, assuming: (1) 5% annual return and (2) redemption at the end of each time period:


One Year........................................................ $12

Three Years..................................................... $37

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES; ACTUAL FUND EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The assumption in the Example of a 5% annual return is required by SEC regulations applicable to all mutual funds. The assumed 5% annual return is a not a prediction of, and does not represent, the projected or actual performance of any Fund.

                               PROSPECTUS SUMMARY

THE FUND

     The Fund is an individual series of the Trust, which is an open-end, diversified, management investment company.

INVESTMENT OBJECTIVE AND POLICIES

     The Fund's investment objective is to provide investors with a total return in excess of the total return of the Morgan Stanley Capital International Europe, Australasia, Far East Index (the "EAFE Index"). The Fund will seek to achieve this objective by investing at least 65% of its total assets in equity and equity-related securities in non-U.S. markets and, to a limited extent, by investing in U.S. markets through the use of American Depository Receipts and similar instruments issued by non-U.S. corporations.
See "Investment Objective and Policies".

INVESTMENT ADVISER

     Luther King Capital Management Corporation ("Adviser") serves as the investment adviser to the Fund. Founded in 1979, the Adviser provides investment counseling services to the Funds, employee benefit plans, endowment funds, foundations and high net-worth individuals. As of the date of this Prospectus, the Adviser had in excess of $5 billion in assets under management. See "Management--Investment Adviser."

INVESTMENT SUBADVISER

     TT International Investment Management, doing business as TT International ("Subadviser"), is the investment subadviser to the Fund. Founded in 1993, the Subadviser offers investment counseling services to investment companies, pension plans, trusts and charitable organizations. As of the date of this Prospectus, the Subadviser had in excess of $1.5 billion in assets under management. See "Management - Investment Subadviser."

HOW TO INVEST

     Shares of the Fund are offered directly to investors without a sales commission at the net asset value of the Fund next determined after receipt of the order. Share purchases may be made by sending investments directly to the Fund, subject to acceptance by the Fund. The minimum initial investment is $10,000 and the minimum for subsequent investments is $1,000. The Trust's officers are authorized to waive the minimum initial and subsequent investment requirements. See "Purchase of Shares."

HOW TO REDEEM

     Shares of the Fund may be redeemed at any time at the net asset value of the Fund next determined after receipt of the redemption request. The redemption price may be more or less than the purchase price. See "Redemption of Shares."

ADMINISTRATOR

     Firstar Trust Company provides the Fund with administrative, dividend disbursing, transfer agency and custodial services. See "Management-- Administrator."

RISK FACTORS

     The investment policies of the Fund involve certain risks and considerations of which an investor should be aware. The portfolio securities held by the Fund and the value of the Fund's shares will fluctuate with market and other economic conditions, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Investing in foreign securities involves certain risks that are not typically associated with investing in U.S. issuers. There can be no assurance that the Fund will achieve its investment objective. For a discussion of the Fund's risks, see "Description of Securities and Other Investment Policies."

                             PERFORMANCE INFORMATION

     From time to time the Fund's total return may be quoted in advertisements or in communications to shareholders. Total return figures are based on historical earnings and are not intended to indicate future performance. The "average annual" total return shows the average percentage change in value of an investment in the Fund from the beginning date of the measuring period to the end of the measuring period. Such figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or other distributions made by the Fund during the period were reinvested in additional shares of the Fund. Figures will be given for recent one, five- and ten-year periods (if applicable), and may be given for other periods as well (such as from commencement of the Fund's operations). When considering "average" total return figures for periods longer than one year, it is important to note that the Fund's annual total return for any one year in the period might have been greater or less than the average for the entire period. In addition to "average annual" total return, the Fund also may quote a "cumulative" total return for various periods representing the cumulative change in value of an investment in each Fund for a specific period (again reflecting changes in the Fund's share price and assuming reinvestment of dividends and other distributions).

     As of the date of this Prospectus, the Fund has no prior investment performance history. However, the Subadviser has managed several other private accounts with investment objectives, policies and strategies substantially similar to those of the Fund. From November 1, 1992 through September 30, 1997, these private accounts had a composite annualized total return of 25.32% (net of fees). This performance does not represent the historical performance of the Fund and is not indicative of the Fund's future performance. Certain investment restrictions that apply to registered investment companies such as the Fund, and not applicable to the private accounts, may have adversely affected the performance results of the private account composite if these restrictions had been applicable.


                       SUBADVISER'S INVESTMENT PHILOSOPHY

     The Subadviser bases its approach to investment in international equity markets on its assessment of the political situation and economic fundamentals in the markets in which it invests. To implement its approach, the Subadviser utilizes a three-part stock selection process. First, the Subadviser seeks companies that display value in the form of assets or earnings. Second, the Subadviser seeks to verify its valuation through the use of various models and information obtained from academic or industrial experts. Finally, the Subadviser assesses the potential for realizing the value it has identified. Although the Subadviser seeks to outperform the EAFE Index, it does not attempt to track the country and sector weightings of the Index.

                        INVESTMENT OBJECTIVE AND POLICIES

     The Fund's investment objective is to provide investors with a total return in excess of the EAFE Index. The EAFE Index is an unmanaged index representing the market value weighted price of stocks of approximately 1100 companies screened for liquidity, cross-ownership, and industry representation and listed on major stock exchanges in Europe, Australasia and the Far East.

     The Fund will seek to achieve its objective by investing primarily in equity and equity-related securities in non-U.S. markets and, to a very limited extent, by investing in U.S. markets through the use of American Depository Receipts ("ADRs") and similar instruments issued by non-U.S. corporations. The Fund currently intends to focus its investments in securities of issuers located in Denmark, France, Germany, Hong Kong, Italy, Japan, the Netherlands, Sweden, Switzerland and the United Kingdom. This is a non-exclusive list of countries in which the Fund can invest, and the Fund expects to invest in issuers located in other countries as well. The Fund's investment objective is a fundamental policy and cannot be changed without the approval of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There can be no assurance that the Fund's investment objective will be met.

     The Fund will invest primarily in equity securities that are listed on recognized exchanges. The Fund also can invest in equity related securities, including convertible bonds, warrants, equity and stock index futures contracts and options and forward currency exchange contracts. In order to generate additional income, the Fund can lend its portfolio securities to qualified borrowers. In addition, the Fund can invest in cash and other short-term investment grade fixed income securities in order to maintain liquidity.

     In allocating the Fund's assets among the various securities markets of the world, the Subadviser will consider such factors as the condition and growth potential of the various economies and securities markets, currency and taxation considerations and other pertinent financial, social, national and political factors. Under certain adverse investment conditions, the Fund may restrict the number of securities markets in which its assets will be invested, although under normal market circumstances the Fund's investments will involve securities principally traded in at least three different countries. Otherwise, there are no prescribed limits on geographical asset distribution.

     For a discussion of certain risks and additional investment techniques associated with an investment in the Fund, see "Description of Securities and Other Investment Policies" below and "Investment Objective and Policies" and "Investment Limitations" in the Statement of Additional Information.


             DESCRIPTION OF SECURITIES AND OTHER INVESTMENT POLICIES

FOREIGN SECURITIES

     Investing in foreign issuers involves certain special considerations which are not typically associated with investing in U.S. issuers. Since the securities of foreign issuers are frequently denominated in foreign currencies, and since the Fund may temporarily hold invested reserves in bank deposits in foreign currencies, the Fund will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policies of the Fund permit it to enter into forward foreign currency exchange contracts in order to hedge the Fund's holdings and commitments against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

     As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries. Although the Fund will endeavor to achieve most favorable execution costs in their portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, it is expected that the expenses for custodian arrangements of the Fund's foreign securities will be somewhat greater than the expenses for the custodian arrangements for handling the U.S. securities of equal value.

     The governments of certain foreign countries may levy withholding or other taxes against dividend and interest income paid by citizens or corporations operating therein to investors in other countries. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from the companies comprising the holdings of the Fund. However, these foreign withholding taxes are not expected to have a significant impact on the Fund.

WHEN-ISSUED SECURITIES

     The Fund may purchase securities on a "when-issued" basis. In buying "when-issued" securities, the Fund commits to buy securities at a certain price even though the securities may not be delivered for up to 120 days or longer. No payment or delivery is made by the Fund in a "when-issued" transaction until the Fund receives payment or delivery from the other party to the transaction. Although the Fund receives no income from the above-described securities prior to delivery, the market value of such securities is still subject to change. As a consequence, it is possible that the market price of the securities at the time of delivery may be higher or lower than the purchase price. The Fund will maintain with Firstar Trust Company (the "Custodian") a separate account with the segregated portfolio of cash or liquid securities having an aggregate value, measured on a daily basis, at least equal to the amount of their outstanding forward commitments.

FORWARD FOREIGN CURRENCY TRANSACTIONS

     The Fund can buy and sell foreign currencies, foreign currency futures contracts and forward contracts in order to adjust the risk/return characteristics of the Fund's investment portfolio. A forward foreign currency contract is an agreement between the Fund and a contra party to buy or sell a specified currency at a specified price and future date. If a decline in the value of a particular currency relative to the U.S. dollar is anticipated, the Fund may enter into a futures contract or forward contract to sell that currency as a hedge. If it is anticipated that the value of a foreign currency will rise, the Fund may purchase a currency futures contract or forward contract to protect against an increase in the price of securities denominated in a particular currency that the Fund intends to purchase. These practices, however, may present risks different from or in addition to the risks associated with investments in foreign currencies.

     The Fund might not use any of the strategies described above, and there can be no assurance that any strategy used will succeed. If the Subadviser incorrectly forecasts stock market or currency exchange rates in utilizing a strategy for the Fund, the Fund would be in a better position if it had not hedged at all. Although futures contracts and forward contracts are intended to replicate movements in the cash markets for the securities and currencies in which the Fund invests without the large cash investments required for dealing in such markets, they may subject the Portfolio to additional risks. The principal risks associated with the use of futures and forward contracts are:
(1) imperfect correlation between movements in the market price of the portfolio investment or currency (held or intended to be purchased) being hedged and in the price of the futures contract or forward contract; (2) possible lack of a liquid secondary market for closing out futures or forward contract positions;
(3) the need for additional portfolio management skills and techniques; (4) the fact that, while hedging strategies can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments; and (5) the possible inability of the Fund to purchase or sell a portfolio security at a time when it would otherwise be favorable for it to do so, or the possible need for the Fund to sell a security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate securities in connection with hedging transactions and the possible inability of the Fund to close out or liquidate a hedged position.

     For a hedge to be completely effective, the price change of the hedging instrument should equal the price change of the security or currency being hedged. Such equal price changes are not always possible because the investment underlying the hedging instrument may not be the same investment that is being hedged. The Subadviser will attempt to create a closely correlated hedge, but hedging activity may not be completely successful in eliminating market value fluctuation. The ordinary spreads between prices in the case of futures markets, due to differences in the nature of those markets, are subject to distortion. Due to the possibility of distortion, a correct forecast of currency exchange rate or stock market trends by the Subadviser may still not result in a successful transaction. The Subadviser may be incorrect in its expectations as to the extent of various currency exchange rate or stock market movements or the time span within which the movement take place. Although hedging strategies are intended to reduce fluctuations in Fund net asset value, the Fund nonetheless anticipates that its net asset value will fluctuate.

     In connection with these hedging strategies, the Subadviser may seek to hedge a foreign currency using a currency other than the U.S. dollar. In such instances, the Subadviser may sell the foreign currency in favor of a different foreign currency whose fundamentals are considered more attractive ("cross-hedging").

OPTIONS AND FUTURES CONTRACTS

     The Fund may invest in options, futures contracts and options on futures for hedging purposes, as well as to remain fully invested and to reduce transaction costs. Investing for the latter two purposes may be considered speculative. The Fund will not enter into futures contracts to the extent that the aggregate initial margin and the premiums required to establish those positions (excluding the amount by which options are "in-the-money" at the time of purchase) will exceed 5% of the value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. (In general, a call option on a futures contract is "in-the-money" if the value of the underlying futures contract exceeds the strike, i.e., exercise, price of the call. A put option on a futures contract is "in-the-money" if the value of the underlying futures contract is exceeded by the strike price of the put.) This policy does not limit to 5% the percentage of the Fund's assets that are at risk in options, futures contracts and options on futures. For additional discussion of derivative instruments, see the Statement of Additional Information.

PORTFOLIO TURNOVER

     The Fund may sell a portfolio investment soon after its acquisition if the Subadviser believes that such disposition is consistent with attaining the investment objective of the Fund. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A high rate of portfolio turnover (over 100%) may involve correspondingly greater brokerage commission expenses and other transaction costs, which must be borne directly by the Fund and ultimately by its shareholders. High portfolio turnover may result in the realization of substantial net capital gains; to the extent that net short-term capital gains are realized, distributions resulting from such gains will be ordinary income for federal tax purposes. The Subadviser estimates that the Fund's portfolio turnover rate for 1998 will be approximately 200%.

FIXED INCOME SECURITIES

     For liquidity purposes, temporary defensive purposes and/or pending investment, the Fund may invest without limit in cash or investment grade fixed income securities. The market value of such securities is generally inversely related to actual changes in interest rates, i.e., a decline in interest rates produces an increase in market value, while an increase in interest rates produces a decrease in market value of these securities. Moreover, the longer the remaining maturity of a security, the greater the effect of interest rate changes on the market value of the security. In addition, changes in the ability of an issuer to make payments of interest and principal and in the market's perception of an issuer's creditworthiness affect the market value of the fixed income securities of that issuer. The Fund will limit investments in fixed-income securities to those that are rated at the time of purchase as investment grade by a recognized rating organization, or, if unrated, are determined to be of equivalent quality by the Subadviser.

OTHER INVESTMENTS

     Although it has no current intention to do so, the Fund also may: lend its portfolio securities to qualified brokers, dealers, banks and other financial institutions for the purpose of realizing additional income; enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines established by the Board of Trustees; invest up to 15% of its net assets in securities that are illiquid by virtue of the absence of a readily available market, or because of legal or contractual restrictions on resales; and invest up to 10% of its total assets in other investment companies. See the Statement of Additional Information for a further description of these practices.


                             INVESTMENT LIMITATIONS

     The Fund has adopted certain limitations designed to reduce its exposure to specific situations. Specifically, among other restrictions, the Fund may not:

         (a) with respect to 75% of its assets, invest more than 5% of its total assets in the securities of any single issuer (other than obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities);

         (b) with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;

         (c) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Fund's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

         (d) make loans except (i) by purchasing debt securities in accordance with its investment objective and policies or entering into repurchase agreements; or (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions, so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder;

         (e) borrow money, except (i) from banks as a temporary measure for extraordinary or emergency purposes (not for leveraging or investment) or
     (ii) in connection with reverse repurchase agreements provided that (i) and
     (ii) in combination do not exceed 331/3% of the Fund's total assets (including the amount borrowed) less liabilities (exclusive of borrowings);

         (f) pledge, mortgage, or hypothecate any of its assets to an extent greater than 33 1/3% of their total assets at fair market value;

         (g) invest its assets in securities of any investment company, except by purchase in the open market involving only customary brokers' commissions or in connection with mergers, acquisitions of assets or consolidations and except as may otherwise be permitted by the 1940 Act; and

         (h) issue senior securities, except that this limitation shall not apply to: (i) evidence of indebtedness which the Fund is permitted to incur; (ii) shares of the separate classes or series of the Trust; or (iii) collateral arrangements with respect to currency-related contracts, futures contracts, options or other permitted investments, including deposits of initial and variation margin.

     Limitations (a), (b), (c), (d), (e) and (h) and certain other limitations described in the Statement of Additional Information are fundamental and may be changed only with the approval of the holders of a majority of the outstanding voting securities of the Fund (see "General Information--Shareholder Approval"). The other investment limitations described here and in the Statement of Additional Information are not fundamental policies and the Board of Trustees of the Trust may change them without shareholder approval. With the exception of
(e), if a percentage limitation on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or total cost of the Fund's assets will not require the sale of securities.


                               PURCHASE OF SHARES

     Shares of the Fund can be purchased at the net asset value per share next determined after receipt of the purchase order. The Fund determines its net asset value as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally 4:00 P.M. Eastern Time) each day that the NYSE is open for business. See "Valuation of Shares."

INITIAL INVESTMENTS

     BY MAIL. Subject to acceptance by the applicable Fund, an account may be opened by completing and signing an Account Registration Form, and mailing it, together with a check ($10,000 minimum) payable to LKCM Funds, by regular mail to:

         LKCM Funds
         c/o Firstar Trust Company
         P.O. Box 701
         Milwaukee, Wisconsin 53201-0701

or by express, registered or certified mail to:

         LKCM Funds
         c/o Firstar Trust Company
         615 East Michigan Street, 3rd Floor
         Milwaukee, Wisconsin 53202

     Subject to acceptance by the Fund, payment for the purchase of shares received by mail will be credited to your account at the net asset value per share of the Fund next determined after receipt. Such payment need not be converted into Federal Funds (monies credited to the Fund's Custodian by a Federal Reserve Bank) before acceptance by the Fund. Please note that purchases made by check are not permitted to be redeemed until payment of the purchase has been collected, which may take up to fifteen business days after purchase. The Trust will not accept cash, drafts or third party checks. In the event a check is not honored by the investor's bank, the investor will be liable for any loss sustained by the Trust, as well as a service charge imposed by Firstar Trust Company, the Transfer Agent, in the amount of $20.

     BY WIRE. Subject to acceptance by the Fund, shares of the Fund may be purchased by wiring Federal Funds ($10,000 minimum) to the Fund's Custodian. To make an initial purchase by wire, investors should use the following procedures:

     o Telephone the Fund at 800-688-LKCM (option 1) for instructions and to receive an account number.

     o Instruct a Federal Reserve System member bank to wire funds to:

     Firstar Bank
         ABA #0750-00022

     For credit to Firstar Trust Company
         Account #112-952-137

     For further credit to LKCM International Fund
         Account #[Shareholder account number]

     o Notify the Fund by calling the telephone number listed above prior to 4:00 P.M. (Eastern Time) on the wire date.

     o Promptly complete and mail an Account Registration Form to the address shown above under purchases by mail.

     o Federal Fund purchases will be accepted only on a day on which the Fund and the Custodian are open for business.

SUBSEQUENT INVESTMENTS

     Additional investments may be made at any time (minimum subsequent investment $1,000) by mailing a check payable to LKCM Funds to the address noted under "Initial Investments--By Mail." Additional investments may also be made by instructing your bank to wire monies as outlined above and notifying the applicable Fund prior to 4:00 P.M. (Eastern Time) on the wire date.

OTHER PURCHASE INFORMATION

     Each Fund reserves the right, in its sole discretion, to suspend the offering of its shares, to reject any purchase order, or to waive any minimum investment requirements when, in the judgment of management, such action is in the best interests of the Fund.

     Purchases of Fund shares may be made in full and fractional shares of the Fund calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued except at the written request of the shareholder. Certificates for fractional shares, however, will not be issued.

AUTOMATIC INVESTMENT PROGRAM

     The Automatic Investment Program permits investors who own shares of the Fund with a value of $10,000 or more, to purchase shares (minimum of $100 per transaction) at regular intervals selected by the investor. Provided the investor's financial institution allows automatic withdrawals, shares are purchased by transferring funds from an investor's checking, bank money market or NOW account. The financial institution must be a member of the Automatic Clearing House network. There is no charge for this service. A $20 fee will be charged by the Transfer Agent if there are insufficient funds in the investor's account at the time of the scheduled transaction. At the investor's option, the account designated will be debited in the specified amount, and shares will be purchased on a specified day or days of a month.

     The Automatic Investment Program is one means by which an investor may use "Dollar Cost Averaging" in making investments. Instead of trying to time market performance, a fixed dollar amount is invested in shares at predetermined intervals. This may help investors to reduce their average cost per share because the agreed upon fixed investment amount allows more shares to be purchased during periods of lower share prices and fewer shares during periods of higher prices. In order to be effective, Dollar Cost Averaging should usually be followed on a sustained, consistent basis. Investors should be aware, however, that shares bought using Dollar Cost Averaging are purchased without regard to their price on the day of investment or market trends. In addition, while investors may find Dollar Cost Averaging to be beneficial, it will not prevent a loss if an investor ultimately redeems his or her shares at a price which is lower than their purchase price.

     To establish the Automatic Investment Program, an investor must complete the supplemental application contained in this Prospectus and mail it to Firstar Trust Company. An investor may cancel his or her participation in this Program or change the amount of purchase at any time by mailing written notification to:
Firstar Trust Company, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. Notification will be effective three business days following receipt. The Trust may modify or terminate this privilege at any time or charge a service fee, although no such fee currently is contemplated. An investor may also implement the Dollar Cost Averaging method on his or her own initiative or through other entities.


                              REDEMPTION OF SHARES

     Shares of the Fund may be redeemed by mail, or, if authorized, by telephone or wire. No charge is made for redemptions, except with respect to wire redemptions. The value of shares redeemed may be more or less than the purchase price, depending on the market value of the investment securities held by the Fund.

BY MAIL

     The Fund will redeem its shares at the net asset value next determined after the request is received in "good order" (as defined below). On days that the NYSE is open for business, the net asset value per share of the Fund is determined as of the normal close of trading of the NYSE (currently 4:00 P.M. Eastern Time). Redemption requests should be sent to LKCM Funds, c/o Firstar Trust Company, P.O. Box 701, Milwaukee, Wisconsin, 53201-0701.

     To be in "good order", redemption requests must include the following documentation:

         (a) The share certificates, if issued;

         (b) A letter of instruction, if required, or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

         (c) Any required signature guarantees (see "Signature Guarantees" below); and

         (d) Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianship, corporations, pension and profit sharing plans, and other organizations.

     SIGNATURE GUARANTEES. To protect your account, the Fund, and Firstar Trust Company from fraud, signature guarantees are required to enable the Funds to verify the identity of the person who has authorized a redemption from an account. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) or the registered address, and (2) share transfer requests. Please contact the Funds at 800-688-LKCM (option 1) for further details.

BY TELEPHONE OR WIRE

     Investors who have so indicated on the Account Registration Form, or have subsequently arranged in writing to do so, may redeem shares by calling the Funds and requesting that the redemption proceeds be mailed to the primary registration address or wired directly to the investor's account at any commercial bank in the United States. The Funds' Transfer Agent imposes a $12.00 fee for each wire redemption which is deducted from the proceeds of the redemption. The redemption proceeds for an investor must be paid to the same bank and account as designated on the Account Registration Form or in written instructions subsequently received by the Funds.

     In order to arrange for redemption by wire or telephone after an account has been opened or to change the bank or account designated to receive redemption proceeds, an investor must send a written request to the Funds at the address listed above under "Redemption of Shares--By Mail." Such requests must be signed by the investor, with signatures guaranteed (see "Redemption of Shares--By Mail" above, for details regarding signature guarantees). Further documentation may be requested.

     The Fund reserves the right to refuse a wire or telephone redemption if it is believed advisable to do so. Procedures for redeeming shares by wire or telephone may be modified or terminated at any time. The Fund and its transfer agent will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Fund will use such procedures as are considered reasonable, including recording those instructions and requesting information as to account registration. To the extent that the Fund fails to use reasonable procedures as a basis for their belief, they may be liable for instructions that prove to be fraudulent or unauthorized.

OTHER REDEMPTION INFORMATION

     Payment of the redemption proceeds will be made within seven days after receipt of a redemption request in "good order" (as defined above under "Redemption of Shares--By Mail"). Redemption proceeds for shares of the `Fund purchased by check may not be distributed until payment for the purchase has been collected, which may take up to fifteen business days. Such funds are invested and earn dividends during this holding period. Shareholders can avoid this delay by utilizing the wire purchase option.

     Due to the relatively high cost of maintaining small accounts, the Fund reserves the right to redeem shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to redemption by the investor, the shares in the account do not have a value of at least $1,000. A shareholder will receive advance notice of a mandatory redemption and will be given at least 30 days to bring the value of the account up to at least $1,000.

     The Fund may suspend the right of redemption or postpone the date of payment at times when the NYSE is closed (other than customary weekend and holiday closings) or under any emergency circumstances as determined by the SEC.

     The Trust has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Redemptions in excess of the above limits may be paid in whole or in part in investment securities or in cash, as the Trustees may deem advisable. Investors may incur brokerage charges on the sale of Fund securities so received in payment of redemptions.


                              SHAREHOLDER SERVICES

RETIREMENT PLANS

     The Fund makes available individual retirement account plans, including Simplified Employee Pension Plans, Individual Retirement Accounts ("IRAs") and IRA "Rollover Accounts," offered by Firstar Trust Company. Detailed information on these plans is available from the Fund by calling the Fund at 800-688-LKCM (option 1). Investors should consult with their own tax advisers before establishing a retirement plan.

TRANSFER OF REGISTRATION

     The registration of Fund shares may be transferred by writing to LKCM Funds, c/o Firstar Trust Company, P.O. Box 701, Milwaukee, Wisconsin, 53202-0701. As in the case of redemptions, the written request must be received in "good order" as defined above under "Redemption of Shares--By Mail."


                               VALUATION OF SHARES

     Net asset value per share is computed by dividing the total value of the investments and other assets of the Fund, less any liabilities, by the total outstanding shares of the Fund. The net asset value per share is determined as of the normal close of the NYSE (currently 4:00 p.m. Eastern Time) on each day that the NYSE is open for business.

     Securities listed on a foreign exchange for which market quotations are readily available are valued at the latest quoted sales price available before the time when assets are valued. Quotations of foreign securities in foreign currency are converted to U.S. dollar equivalents using net foreign exchange quotations received from independent dealers at the time of valuation. Unlisted foreign securities are valued at fair value as determined in accordance with policies established by the Board of Trustees. Although the Fund values its assets in U.S. dollars on a daily basis, it does not intend to convert holdings of foreign currencies into U.S. dollars on a daily basis.

     Securities listed on a U.S. securities exchange or the Nasdaq Stock Market for which market quotations are readily available are valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Options, futures, unlisted U.S. securities and listed U.S. securities not traded on the valuation date for which market quotations are readily available are valued at the mean of the most recent quoted bid and asked price.

     Fixed-income securities (other than obligations having a maturity of 60 days or less) are normally valued on the basis of quotes obtained from pricing services, which take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Fixed-income securities purchased with remaining maturities of 60 days or less are valued at amortized cost if it reflects fair value. In the event that amortized cost does not reflect market, market prices as determined above will be used. Other assets and securities for which no quotations are readily available (including restricted securities) will be valued in good faith at fair value using methods determined by the Board of Trustees of the Trust.


                    DIVIDENDS, OTHER DISTRIBUTIONS, AND TAXES

DIVIDENDS AND OTHER DISTRIBUTIONS

     The Fund intends to declare and pay income dividends on an annual basis. The Fund intends to distribute net capital gains and net gains from foreign currency transactions, if any, on an annual basis in December. The Fund may make an additional distribution if necessary, to avoid income or excise taxes. Dividends and other distributions, if any, will automatically be paid in additional shares of the Fund unless the shareholder elects otherwise. Such election must be made in writing to the Fund.

TAXES

     The Fund intends to qualify for taxation as a "regulated investment company" ("RIC") under the Internal Revenue Code of 1986, as amended, so that it will not be subject to federal income tax to the extent it distributes its income and gains to its shareholders. Dividends, whether paid in cash or reinvested in additional shares, from net investment income, net short-term capital gains and net gains from certain foreign currency transactions, if any, will be taxable to shareholders as ordinary income (unless a shareholder is exempt from income tax or entitled to a tax deferral) and will qualify, in part, for the 70% dividends-received deduction for corporations, but the portion of the Fund's dividends so qualified will depend on the aggregate qualifying dividend income received by the Fund from U.S. corporations.

     Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are taxable to shareholders as long-term capital gain, whether paid in cash or additional shares, and regardless of the length of time the shares have been owned by the shareholder.

     Shareholders are notified annually as to the federal income tax status of dividends and other distributions paid by the Fund. The annual tax notice designates the portions of capital gain distributions that are subject to (1) the 20% maximum rate of tax (10% for investors in the 15% marginal tax bracket) enacted by the Taxpayer Relief Act of 1997 ("Tax Act"), which applies to non-corporate taxpayers' net capital gain on securities and other capital assets held for more than 18 months, and (2) the 28% maximum tax rate, applicable to such gain on capital assets held for more than one year and up to 18 months (which, prior to enactment of the Tax Act, applied to all such gain on capital assets held for more than one year). If a shareholder is not required to pay taxes on income, such shareholder generally is not required to pay federal income tax on the amounts distributed to him or her.

     Any dividends and capital gain distributions declared in December to shareholders of record on a date in that month will be deemed to have been paid by the Fund and received by those shareholders on December 31 if the distributions are paid before February 1 of the following year.

     When a shareholder redeems Fund shares, the redemption may result in a taxable gain or loss, depending on whether the redemption proceeds are more or less than the shareholder's adjusted basis for the shares. In addition, if Fund shares are bought within thirty days before or after selling other Fund shares at a loss, all or a portion of the loss will not be deductible and will increase the basis of the newly purchased shares. Capital gain on redeemed shares held for more than one year will be long-term capital gain, in which event it will be subject to federal income tax at the rates indicated above.

     The Fund is required by federal law to withhold 31% of reportable payments (which includes dividends, capital gain distributions and redemptions) payable to individuals and certain other non-corporate shareholders who have not complied with certain federal income tax regulations. In order to avoid this withholding requirement, you must certify on the Account Registration Form that your Social Security or other taxpayer identification number provided is correct and that you are not currently subject to back-up withholding, or that you are exempt from back-up withholding.

     Dividends and other distributions declared by the Fund, as well as redemptions of shares, also may be subject to state and local taxes.

     The foregoing summarizes some of the important income tax considerations generally affecting the Fund and its shareholders. POTENTIAL INVESTORS IN THE FUND SHOULD CONSULT THEIR TAX ADVISERS WITH SPECIFIC REFERENCE TO THEIR OWN TAX SITUATION.


                                   MANAGEMENT

INVESTMENT ADVISER

     Luther King Capital Management Corporation (the "Adviser"), 301 Commerce Street, Suite 1600, Fort Worth, Texas, 76102, serves as the investment adviser to the Trust. The Adviser was founded in 1979 and provides investment counseling services to employee benefit plans, endowment funds, foundations, common trust funds, and high net-worth individuals. As of the date of this Prospectus, the Adviser had in excess of $5 billion in assets under management. J. Luther King, Jr. is the controlling shareholder of the Adviser.

     Pursuant to an Investment Advisory Agreement ("Advisory Agreement") with the Fund, the Adviser, subject to the control and supervision of the Trust's Board of Trustees and in conformance with the stated investment objectives and policies of the Fund, manages the investment and reinvestment of the assets of the Fund. In this regard, it is the responsibility of the Adviser to make investment decisions for the Fund and to place the Fund's purchase and sales orders or, subject to any approvals required by the 1940 Act, to delegate its duty to make investment decisions and to place purchase and sales orders to one or more investment subadvisers with respect to some or all of the Fund's assets. In the event of such a delegation, the Adviser is obligated to monitor the activities of the subadvisers, review the activities of the subadvisers to ensure compliance with applicable investment objectives and guidelines, render such reports to the Board of Trustees as may be requested and provide to the subadvisers such advice as they may reasonably request. As described below, the Adviser has exercised its authority to delegate certain duties with respect to all of the Fund's assets to a subadviser.

     As compensation for the services rendered by the Adviser under the Advisory Agreement, the Fund pays the Adviser an advisory fee calculated by applying a quarterly rate, equal on an annual basis to 1.00% of the Fund's average daily net assets for the quarter. The Adviser -- and not the Fund -- is solely responsible for paying the fees of any subadvisers to whom the Adviser delegates any duties as described above. For the fiscal year ended December 31, 1998, the Adviser voluntarily has agreed to waive its advisory fee and/or reimburse the Fund's operating expenses to the extend necessary to ensure that the Fund's total operating expenses do not exceed 1.20%. Thereafter, the Adviser, at its discretion, from time to time may waive advisory fees and/or reimburse expenses for the Fund. Any waivers and/or reimbursements will have the effect of lowering the overall expense ratio for the Fund and increasing its overall return to investors at the time any such amounts are waived and/or reimbursed.

     Certain managed account clients of the Adviser may purchase shares of the Funds. To avoid the imposition of duplicative fees, the Adviser may make adjustments in the management fees charged separately by the Adviser to these clients to offset the generally higher level of management fees and expenses resulting from a client's investment in the Funds.

INVESTMENT SUBADVISER

     TT International Investment Management, doing business as TT International, 5 Martin Lane, London, England EC4R ODP, serves as the investment subadviser to the Fund. The Subadviser was founded in 1993 and offers investment counseling services to investment companies, pension plans, trusts and charitable organizations. As of the date of this Prospectus, the Subadviser had in excess of $1.5 billion in assets under management. The Subadviser is registered as an investment adviser under the Investment Advisers Act of 1940 and is authorized to conduct its investment business in the United Kingdom by the Investment Management Regulatory Organization Limited (IMRO).

     Pursuant to an Investment Subadvisory Agreement ("Subadvisory Agreement") entered into between the Adviser and the Subadviser, the Subadviser is responsible for making investment decisions for the Fund and placing purchase and sale orders. These responsibilities are subject to the control and supervision of the Fund's Board of Trustees and the Adviser and must be in accordance with the Fund's stated investment objective and policies. As compensation for services rendered by the Subadviser, the Adviser -- and not the Fund -- pays the Subadviser a subadvisory fee calculated by applying a quarterly rate, equal on an annual basis to .50% of the Fund's average daily net assets for the quarter. To the extent that the advisory fee received by the Adviser is reduced pursuant to the fee waiver and/or expense reimbursement arrangements described above, the subadvisory fee to be paid to the Subadviser will be reduced proportionately. However, the Subadviser will have no obligation to otherwise reimburse the Fund in order to maintain the operating expense limitations described above.

PORTFOLIO MANAGERS

     The co-managers of the Fund and their backgrounds are as follows:

     TIMOTHY ALEXANDER TACCHI has been the Controlling Partner of the Subadviser since its formation in 1993. Previously, he was the sole proprietor of the Subadviser's predecessor firm (1988-1993), and an Investment Manager at Fidelity International Investment Advisers Ltd. (1983-1988).

     JAMES ELLIOT TONNER has been a Partner and Investment Manager at the Subadviser since 1993. Previously, he was an Investment Manager at Chemical Investment Group (1989-90) and President of Fidelity International Investment Advisers Ltd. (1976-1988).

     DUNCAN NEIL ROBERTSON has been an Investment Manager at the Subadviser since 1996. Previously he was Chief Executive Officer of Dah Sing M&G Asset Management (1995-96) and Director of M&G Investment Management (1972-1995).

     PAULINE SAU NGOR PONG has been an Investment Manager at the Subadviser since 1996. Previously, she was a Portfolio Manager at Dah Sing M&G Asset Management (1984-1996).

ADMINISTRATOR

     Firstar Trust Company (the "Administrator") provides the Fund with administrative and fund accounting and dividend services pursuant to a Fund Administration Agreement and a Fund Accounting Service Agreement. The services under these Agreements are subject to the supervision of the Board of Trustees of the Trust and its officers, and include day-to-day administration of matters necessary to the Fund's operations, maintenance of its records, preparation of reports, compliance testing of the Fund's activities, and preparation of periodic updates of the registration statement under federal and state laws. For the foregoing, the Administrator receives from the Fund a fee, paid monthly at an annual rate of 0.06% of the Trust's first $200 million of average aggregate daily net assets, plus 0.05% of the Trust's next $500 million of average aggregate daily net assets, plus 0.03% of the Trust's average aggregate daily net assets in excess of $700 million. Notwithstanding the foregoing, the minimum annual fee payable to the Administrator by the Funds is $20,000 per Fund subject to a 10% discount in the first year or until the Fund reaches $10 million in net assets, whichever comes first. The Administrator is located at 615 East Michigan Street, Milwaukee, Wisconsin, 53202.

     From time to time, subject to review by the Board of Trustees of the Trust, the Administrator may make certain adjustments to the fees it is entitled to receive from the Fund pursuant to the Fund Administration Agreement.

TRUSTEES

     The Board of Trustees of the Trust has overall responsibility for the management of the Fund. The officers of the Trust conduct and supervise its daily business. Each Trustee who is not also an officer or affiliated person receives an annual fee plus a meeting fee for each meeting attended and is reimbursed for expenses incurred in attending Board meetings. Trustees who are also officers or affiliated persons receive no remuneration for their service as Trustees. The Trust's officers and employees are paid by the Adviser or the Administrator.

     The following is a list of the Trustees of the Trust and a brief statement of their present positions and principal occupations during the past five years:

     J. LUTHER KING, JR., Chairman of the Board of Trustees and President and Manager of the Trust; President, Luther King Capital Management Corporation.

     H. KIRK DOWNEY, Trustee; Dean, M. J. Neeley School of Business, Texas Christian University Business School.

     EARLE A. SHIELDS, JR., Trustee; Consultant; and formerly Consultantfor NASDAQ Corp. and Vice President of Merrill Lynch & Co., Inc.

DISTRIBUTOR

     Shares of the Fund are distributed through First Data Distributor, Inc. (the "Distributor"), 4400 Computer Drive, Westborough, Massachusetts, 01581, a registered broker-dealer. Jacqui Brownfield, an employee of the Adviser and an officer of the LKCM Funds, is a registered representative of the Distributor.

FUND EXPENSES

     The Fund is responsible for its own expenses, including, but not limited to: interest charges; taxes; brokerage commissions; organizational expenses; expenses of the registering or qualifying shares for sale with the states and the SEC; expenses of issue, sale, repurchase, or redemption of shares; expenses of printing and distributing reports and prospectuses to existing shareholders; charges of custodians; expenses for accounting, administrative, audit, and legal services; fees for outside directors; expenses of fidelity bond coverage and other insurance; expenses of indemnification; extraordinary expenses; and costs of shareholder and director meetings.


                                FUND TRANSACTIONS

     The Investment Subadvisory Agreement authorizes the Subadviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Fund and directs the Subadviser to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions for each Fund.

     It is not the Subadviser's practice to allocate brokerage or principal business on the basis of sales of shares which may be made through intermediary broker-dealers. However, the Subadviser may place orders with qualified broker-dealers who recommend the Fund or who act as agents in the purchase of shares of the Fund for their clients.

     Some securities considered for investment by the Fund may also be appropriate for other clients served by the Subadviser. If the purchase or sale of securities consistent with the investment policies of the Fund and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Funds and clients in a manner deemed fair and reasonable by the Subadviser. The various allocation methods used by the Subadviser, and the results of such allocations, are subject to periodic review by the Board of Trustees.


                               GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

     The Fund is a series of LKCM Funds, which was established as a Delaware business trust by a Declaration of Trust dated February 10, 1994. The Trust is authorized to issue an unlimited number of shares of beneficial interest, without par value, from an unlimited number of series of shares. Currently, the Trust offers five series. The shares have non-cumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of the Fund.

     The Fund is not required, and does not intend, to hold regular annual shareholder meetings. The Fund may hold special meetings for consideration of proposals requiring shareholder approval, such as changing fundamental policies, or upon the written request of 10% of the Trust's shares to replace their Trustees. The Fund will assist in shareholder communication in such matters to the extent required by law. As of the date of this Prospectus, the Adviser was the sole shareholder.

SHAREHOLDER APPROVAL

     Other than election of Trustees, which is by plurality, any matter for which shareholder approval is required by the 1940 Act requires the affirmative vote of at least a majority of the outstanding voting securities of the affected Fund or Funds at a meeting called for the purpose of considering such approval. A majority of a Fund's outstanding voting securities is the lesser of (1) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the outstanding shares.

CUSTODIAN

     Firstar Trust Company serves as Custodian of the Trust's assets.

DIVIDEND DISBURSING AND TRANSFER AGENT

      Firstar Trust Company, 615 East Michigan Street, Milwaukee, Wisconsin, 53202, acts as Dividend Disbursing and Transfer Agent for the Funds.

REPORTS

     Shareholders receive semi-annual and annual financial statements. Annual financial statements are audited by Deloitte & Touche LLP, independent accountants, 411 East Wisconsin Avenue, Milwaukee, Wisconsin, 53202.

                                   LKCM FUNDS

                           THE LKCM INTERNATIONAL FUND

                         301 COMMERCE STREET, SUITE 1600
                             FORT WORTH, TEXAS 76102
                                  800-688-LKCM

-------------------------------------------------------------------------------

                                   PROSPECTUS
                                DECEMBER 30, 1997







                               INVESTMENT ADVISER
                   LUTHER KING CAPITAL MANAGEMENT CORPORATION

                         301 COMMERCE STREET, SUITE 1600
                             FORT WORTH, TEXAS 76102







                                TABLE OF CONTENTS

                                                  PAGE

Fund Expenses..................................      2
Prospectus Summary.............................      3
Investment Objective And Policies..............      4
Performance Information........................      4
Subadviser's Investment Philosophy.............      4
Investment Objectives And Policies.............      4
Description Of Securities And Other
     Investment Policies.......................      5
Investment Limitations.........................      7


                                                  PAGE

Purchase of Shares.............................      8
Redemption Of Shares...........................      9
Shareholder Services...........................     11
Valuation Of Shares............................     11
Dividends, Other Distributions, and Taxes......     11
Management.....................................     12
Fund Transactions..............................     14
General Information............................     15


     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL INFORMATION, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR ITS REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS OR THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.